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                                                                EXHIBIT 10.20.2

                                 FIRST AMENDMENT
                                       TO
                            STOCK PURCHASE AGREEMENT




         This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "First Amendment") is made and entered into as of August 16, 1999, by and between DigitalConvergence.com Inc., a Delaware corporation (the "Corporation"), and William S. Leftwich, a natural person residing in the State of Texas (the "Purchaser").

                                    RECITALS:

A. The Corporation and the Purchaser are parties to that certain Stock Purchase Agreement dated as of May 17, 1999, a copy of which is attached as EXHIBIT A hereto (the "Stock Purchase Agreement"). Each capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Stock Purchase Agreement.

B. The Corporation and the Purchaser desires to amend the Stock Purchase Agreement as provided herein.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth herein, together with other good and valuable consideration, the parties hereto covenant and agree as follows:

         1. AMENDMENT. SECTION 4.1 of the Stock Purchase Agreement shall be amended and restated in its entirety to read as follows:

                           SECTION 4.1 GRANT. The Corporation is hereby granted
                  the right (the "Repurchase Right"), exercisable at any time during the sixty (60) day period following the date that the Purchaser's employment with the Corporation or any of its direct or indirect subsidiaries is terminated (i) by the Corporation for "Cause" (as hereinafter defined), or (ii) by the Purchaser without "Good Reason" (as hereinafter defined) (either one being a "Repurchase Event") (or such longer period of time mutually agreed to by the parties), to repurchase at a price of $.10 per share (the "Repurchase Price") all or, at the discretion of the Corporation, any portion of the Purchased Shares in which the Purchaser has not acquired a vested interest in accordance with the vesting provisions of
                  Section 4.3 (such shares to be hereinafter called the "Unvested Shares"). "Cause" shall mean that the Purchaser (i) is convicted of a felony, or any misdemeanor involving fraud or theft, (ii) engages in dishonest behavior that materially adversely affects the Corporation, or (iii) commits a willful

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                  and intentional act having the effect of materially injuring the reputation or business of the Corporation, including, without limitation, habitual use of illegal drugs or alcohol. "Good Reason" shall mean (i) a material diminution of the Purchaser's authority, duties, or responsibilities with the Corporation or (ii) the assignment to the Purchaser of duties materially inconsistent with the Purchaser's position with the Corporation, unless otherwise approved by the Purchaser.

         2. STOCK PURCHASE AGREEMENT OTHERWISE UNCHANGED. Except as herein specifically amended or supplemented hereby, the Stock Purchase Agreement shall continue in full force and effect in accordance with its terms

         3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         4. COUNTERPARTS. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.




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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Stock Purchase Agreement on the day and year first indicated above.


                                   DIGITAL CONVERGENCE.:COM INC.



                                   By:          /s/ J. Jovan Philyaw
                                      -----------------------------------------
                                   Name:  J. Jovan Philyaw
                                   Title: Chief Executive Officer

                                   PURCHASER:


                                                /s/ William S. Leftwich
                                   --------------------------------------------
                                   William S. Leftwich


                                                /s/ Susan Leftwich
                                   --------------------------------------------
                                   Susan Leftwich, Spouse of Purchaser


















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